THE INDEBTEDNESS EVIDENCED BY THIS AGREEMENT IS SUBORDINATE TO THE PRIOR PAYMENT IN FULL OF THE SENIOR DEBT (AS DEFINED IN THE SUBORDINATION AGREEMENT DEFINED BELOW) PURSUANT TO, AND TO THE EXTENT PROVIDED IN THE SUBORDINATION AGREEMENT (DEFINED BELOW).

                               SECURITY AGREEMENT


THIS SECURITY AGREEMENT ("Security Agreement"), entered into as of the effective date as stated in the SECURITY AGREEMENT SUPPLEMENT & INFORMATION SCHEDULE ("Information Schedule") attached hereto, by the person identified in the INFORMATION SCHEDULE as the Grantor (whether one or more, "Grantor") to James F. Soffe, John D. Soffe and Anthony M. Cimaglia, all residents of North Carolina (the secured party; collectively, referred to herein as "Beneficiary").

Grantor desires to secure the payment of the Obligations, together with Grantor's covenants, agreements and obligations under this Security Agreement, by a grant of the security interests hereinafter described.

NOW, THEREFORE, in consideration of the premises and for the purposes aforesaid, and in further consideration of the sum of One Dollar ($1.00) paid to Grantor by Beneficiary, receipt of which is hereby acknowledged, Grantor does hereby covenant and agree with Beneficiary as set forth in the following Articles of this Security Agreement.

                            Article I. Definitions.

Section 1.1. Definitions. The terms defined in ATTACHMENT 2 to this Security Agreement shall have the meanings in this Security Agreement ascribed to such terms in ATTACHMENT 2. Unless otherwise defined in this Security Agreement, all other capitalized terms used in this Security Agreement and defined in any of the Loan Documents shall have the meanings given to those terms in such Loan Documents and if the terms are not defined in any of the Loan Documents, then, the terms shall have the meanings given to them in the UCC.

Section 1.2. Use and Application of Terms. In using and applying the various terms, provisions and conditions in this Security Agreement, the following shall apply: (a) the terms "hereby", "hereof', "herein", "hereunder", and any similar words, refer to this Agreement; (b) words in the masculine gender mean and include correlative words of the feminine and neuter genders and words importing the singular numbered meaning include the plural number, and vice versa; (c) words importing persons include firms, companies, associations, general partnerships, limited partnerships, limited liability partnerships, limited liability companies, limited liability limited partnership, trusts, business trusts, corporations and other legal organizations, including public and quasi-public bodies, as well as individuals; (d) the use of the terms "including" or "included in", or the use of examples generally, are not intended to be limiting, but shall mean, without limitation, the examples provided and others that are not listed, whether similar or dissimilar; (e) the phrase "costs and expenses", or variations thereof, shall include, without limitation, reasonable attorneys' fees and fees of legal assistants, and reasonable fees of accountants, engineers, surveyors, appraisers and other professionals or experts
- and all references to attorneys' fees or fees of legal assistants, or fees of accountants, engineers, surveyors, appraisers or other professionals or experts shall mean reasonable fees; (f) as the context requires, the word "and" may have a joint meaning or a several meaning and the word "or" may have an inclusive meaning or an exclusive meaning; (g) the Loan Documents shall be applied and construed in harmony with each other, and this Security Agreement shall not be applied, interpreted and construed more strictly against a person because that person or that person's attorney drafted this Security Agreement; (h) Beneficiary does not intend to and shall not reserve, charge or collect interest, fees or charges hereunder in excess of the maximum rates or amounts permitted by applicable law and if any interest, fees or charges are reserved, charged or collected in excess of the maximum rates or amounts, it shall be construed as a mutual mistake, appropriate adjustments shall be made by Beneficiary and to the extent paid, the excess shall be returned to the person making such a payment; and (i) if any party hereto is not an individual, when any action is required or permitted to be taken, it is intended that the same will be undertaken through duly authorized employees or representatives of such party, or a partner, member, manager, officer, executive or director, and any action taken by any of the foregoing persons shall be presumed authorized, absent a clear and convincing showing that the person relying on such action had actual knowledge that the person acting was exceeding his authority.


                         Article II. Security Interest.

Section 2.1. Grant of Security Interest. To secure (1) the payment of the Obligations, and all extensions, renewals, modifications, amendments, substitutions and replacements thereof and therefor, in whole or in part, (2) the payment of all other amounts, with interest thereon as provided herein and in the Obligations, which are and may be in the future (A) incurred by Beneficiary, and incurred by other persons on behalf of Beneficiary, in connection with collection and enforcement of the Obligations, (B) advanced or expended by Beneficiary, and advanced or expended by other persons on behalf of Beneficiary, in accordance with the Obligations and herewith to protect and preserve all of, any part of and any interest in the Collateral and the security of this Security Agreement and (C) advanced or expended by Beneficiary, and advanced or expended by others on behalf of Beneficiary, to protect or enforce the rights and remedies of Beneficiary hereunder and under the Obligations, and
(3) the performance by Grantor of the covenants and agreements contained herein and in the Obligations, GRANTOR HEREBY PLEDGES AND ASSIGNS TO BENEFICIARY AND GRANTS TO BENEFICIARY A CONTINUING SECURITY INTEREST IN AND LIEN UPON the personal property and other property rights and property interests described in ATTACHMENT 1 to this Security Agreement, together with all estate, right, title and interest of Grantor therein and thereunder, and the proceeds, products and as-extracted collateral thereof and any replacements, substitutions, additions and accessions thereto, in all of the foregoing instances, both now existing and hereafter created, acquired and arising; excluding, however, the rights and interests of Grantor under that certain Amended and Restated Stock Purchase Agreement dated as of the date hereof (the "Stock Purchase Agreement") among Grantor, Beneficiary, Delta Apparel, Inc., and M. J. Soffe Co. and under all other Related Agreements (as defined in the Stock Purchase Agreement) to which it is a party (collectively and severally, the "Collateral").

Section 2.2. Demographic Information. Grantor certifies to Beneficiary that the information contained in the INFORMATION SCHEDULE relative to its name, address, chief executive office, places of business, jurisdiction of organization, and trade names is true and accurate in all material respects and Grantor agrees to promptly inform Beneficiary in writing of any changes or inaccuracies in the foregoing information, the location of the Collateral and the identity of any real property to which some or all of the Collateral is affixed.

             Article III. Representations, Warranties & Covenants.

Section 3.1. Representations and Warranties. Grantor represents and warrants to Beneficiary as follows, which representations and warranties shall be continuing representations and warranties:

          (a) Grantor has the right, power and authority to grant to Beneficiary the security interests created by this Security Agreement; and

          (b) Beneficiary has or upon the attachment of Beneficiary's security interest created hereunder will have a perfected security interest in all Collateral, subject only to the Permitted Liens.

Section 3.2. Covenants and Agreements. Grantor covenants and agrees with Beneficiary as follows:

          (a) Grantor shall pay when due all amounts owing by it, and perform all other obligations required to be performed from time to time by it, under each and all of the Obligations, this Security Agreement and the other Loan Documents;

          (b) subject to the rights of any holder of  Permitted  Liens,  Grantor
     (1) shall perform and shall cause other persons to perform all acts that may be necessary, in the reasonable opinion of Beneficiary, to create, maintain, continue, preserve, protect and perfect the security interests and liens granted to Beneficiary in the Collateral and the priority of such liens as set forth in this Security Agreement, including, without limitation, (A) executing and delivering, and causing others to execute and deliver to Beneficiary such Control Agreements as Beneficiary may reasonably request from time to time, (B) causing third persons to deliver possession of Collateral (the perfection of which can only occur by

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

     possession) to Beneficiary or Beneficiary's representatives if so instructed by Beneficiary, and (C) placing a legend on and otherwise marking the Collateral (and parts thereof as may be identified by Beneficiary) to indicate Beneficiary has a security interest therein, such legend and marking to be in a form and content reasonably satisfactory to Beneficiary, in its discretion, and (2) shall provide Beneficiary with evidence of any necessary continuation of the perfection thereof 20 calendar days prior to any lapse in perfection;

          (c) in the case of after-acquired Collateral, at the time Grantor acquires rights in the Collateral, none of the Collateral shall contain and otherwise be subject to a restriction and limitation which restricts, limits or prohibits the security interests and liens created hereby from automatically and immediately attaching thereto with lien priority therein (subject to Permitted Liens), as required hereunder;

          (d) Grantor shall not, without 30 calendar days prior written notice to Beneficiary, do any of the following: (1) change Grantor's name, (2) change Grantor's chief executive office and (3) other than temporary relocation in the normal and ordinary course of Grantor's business, keep the Collateral at any location or locations other than those identified on the INFORMATION SCHEDULE as the location or locations of the Collateral;

          (e) Grantor shall use the Collateral principally within the States listed on the INFORMATION SCHEDULE and shall not affix the Collateral to any real property (other than real property already identified on the INFORMATION SCHEDULE) unless the requisite information is supplied relating to the real property and the record owner thereof;

          (f) subject to the rights of any holder of Permitted Liens, Grantor shall deliver promptly to Beneficiary all Collateral that Beneficiary must possess in order to have a perfected security interest therein, including originals of Collateral consisting of Instruments (to include Promissory Notes), Documents and Tangible Chattel Paper, and shall promptly deliver to Beneficiary all information and documentation relating to any and all of the Collateral as Beneficiary may from time to time reasonably request;

          (g) Grantor shall use commercially reasonably efforts to appear in and defend, at its sole cost and expense and in a prompt and timely manner, any action and proceeding which may affect, either directly or indirectly, its title to or Beneficiary's interest in the Collateral;

          (h) Beneficiary and its representatives, from time to time, shall be entitled to inspect the Collateral (other than Collateral in the possession of a holder of a Permitted Lien) and Grantor shall assist Beneficiary and its representatives in making any such inspection, and, in connection with such inspections, Grantor shall permit unhindered access to and upon the locations where the Collateral is situated and permit inspection of such locations by Beneficiary and Beneficiary's representatives;

          (i) Grantor shall keep separate, accurate and complete books and records with respect to the Collateral and shall provide Beneficiary with such books and records and such other reports and information relating to the Collateral and Grantor's businesses related thereto as Beneficiary may reasonably request from time to time;

          (j) Grantor shall not commit any waste to the Collateral and shall not permit any waste to be committed against the Collateral, and Grantor will maintain, preserve and protect the Collateral and in connection therewith, will keep the Collateral which consists of tangible property in as good order, repair and condition as it is now, reasonable wear and tear excepted;

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

          (k) Grantor shall not use and Grantor shall not permit any Collateral to be used for any illegal and improper purpose and in furtherance thereof, Grantor shall not use and permit any Collateral to be used in violation of
     (1) any provision of the Obligations, this Security Agreement and the other Loan Documents, (2) any Requirements of Law, and (3) any policy of insurance covering the Collateral; and

          (l) Grantor shall comply with all Requirements of Law applicable to Grantor which relate to the production, possession, operation, maintenance, ownership and control of the Collateral and Grantor will promptly notify Beneficiary in writing of any notice received by Grantor respecting its failure to so comply.

          (m) Grantor shall not directly or indirectly, except as permitted by the Senior Lender,

               (i) sell, assign, lease, license, transfer, abandon, surrender, lose possession of or otherwise dispose of any Collateral to any other person or entity, except for (i) sales of inventory in the ordinary course of business, (ii) the sale or other disposition of equipment (including worn-out or obsolete equipment or equipment no longer used or useful in the business of Grantor) so long as such sales or other dispositions do not involve equipment having an aggregate fair market value in excess of $100,000 for all such equipment disposed of in any fiscal year of Grantor; (iii) the assignment of certain accounts receivables to Sellers in accordance with the Stock Purchase Agreement; and (iv) the IRC Section 1031 exchange of certain real property between Grantor and Middle Road Properties LLC, as described in the Stock Purchase Agreement;

               (ii) wind up, liquidate or dissolve; or

               (iii) agree to do any of the foregoing.

          (n) Grantor shall not create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets or properties, including the Collateral, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any security interest or lien with respect to any such assets or properties, except as permitted by the Senior Lender and except:

               (i) the security interests and liens of the Permitted Liens;

               (ii) liens securing the payment of taxes, assessments or other governmental charges or levies either not yet overdue or the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Grantor and with respect to which adequate reserves have been set aside on its books;

               (iii) non-consensual statutory liens (other than liens securing the payment of taxes) arising in the ordinary course of Grantor's business to the extent: (i) such liens secure Indebtedness which is not overdue or (ii) such liens secure indebtedness relating to claims or liabilities which are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or being contested in good faith by appropriate proceedings diligently pursued and available to Grantor, in each case prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on its books;

               (iv) zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of Real Property in place on the date hereof or which do not interfere in any material respect with the use of such Real Property or ordinary conduct of the business of Grantor as presently conducted thereon or materially impair the value of the Real Property which may be subject thereto; and

               (v) purchase money security interests in equipment (including capital leases) and purchase money mortgages on Real Property.

          (o) Grantor shall not, directly or indirectly, declare or pay any dividends on account of any shares of any capital stock of Grantor ("Capital Stock") now or hereafter outstanding, or redeem, retire, purchase or otherwise acquire any shares of any class of Capital Stock for any consideration, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing, except in the form of shares of Capital Stock consisting of common stock, and Grantor shall not make any loan to any Affiliate (as defined in the Stock Purchase Agreement) or make any extraordinary payment for any management fee or administrative or overhead charges to or on behalf of an Affiliate, except that, notwithstanding the foregoing, the following are permitted:

               (i) payments for goods in the ordinary course of business;

               (ii) payments by Grantor to any Affiliate for actual and necessary reasonable out-of-pocket legal and accounting, insurance, marketing, payroll, information systems and similar types of services paid for by Grantor or any Affiliate on behalf of Grantor, in the ordinary course of their respective businesses or as the same may be directly attributable to Grantor; provided that such payments are approved by James F. Soffe (or, in the event of his death or incapacity, Anthony M. Cimaglia, or, in the event of the death or incapacity of James F. Soffe and Anthony M. Cimaglia, John D. Soffe), which approval shall not be unreasonably withheld;

               (iii) dividends or other distributions by Grantor to Delta with respect to the Capital Stock that in the aggregate after the date of this Agreement do not exceed ten percent (10%) of Grantor's cumulative net after tax income from the date of this Agreement to the end of the fiscal month ending on or immediately prior to the applicable dividend or distribution payment date (provided, however, that no such dividend or distribution may be paid if at such time any payment of principal of or interest on the Note or any payment of Additional Consideration has become due and for any reason (including, without limitation, by reason of the Subordination Agreement) such payment has not been made to the Beneficiary or the next scheduled payment of principal of or interest on the Note or any payment of Additional Consideration would be prohibited by reason of the Subordination Agreement as a result of the payment of such dividend or distribution); provided, however, that in any event the payment by Grantor to Delta of the $370,000 per annum management fee described in the Stock Purchase Agreement is permitted; and

               (iv) Grantor may pay (by dividend or otherwise) to Delta the amount of Federal and state taxes that are attributable to the income or assets of Grantor (after giving effect to any "carry forward losses" or other net losses to which Grantor may be entitled).

Section 3.3. Additional Covenants and Agreements: Taxes, Insurance, Authorized Acts.

     3.3.1. Payment of Taxes, etc. Grantor covenants and agrees that it will pay, when due, all taxes, assessments, levies and charges upon and against the Collateral, of every nature and character, which are now due and which may hereafter become due.

     3.3.2. Insurance. Subject to the rights of any holder of Permitted Liens, Grantor covenants and agrees that it will keep the Collateral, or so much thereof as Beneficiary may reasonably direct from time to time, insured against loss, damage and such other hazards, events and circumstances as Beneficiary may reasonably require in amounts reasonably satisfactory to Beneficiary, plus an amount sufficient to prevent any co-insurance liability of the owner of the Collateral and Beneficiary, for the benefit of Beneficiary, loss, if any, to be made payable in the policy or policies of insurance to Beneficiary as its interest may appear, the loss payable clauses to be in such form as Beneficiary may require. Subject to the rights of any holder of Permitted Liens, all insurance shall be in companies to which Beneficiary does not have a reasonable objection, the policies and renewals thereof shall, when issued, be immediately delivered to Beneficiary to be held by it, and all insurance policies shall provide for at least 30 calendar days prior written notice of cancellation to Beneficiary. Grantor will pay all premiums for such insurance when due. In the event of a material loss, Grantor will give prompt notice to Beneficiary and Beneficiary may make proof of loss if not made promptly by Grantor, subject to the rights of the Senior Lender. The proceeds of any insurance with respect to the Collateral shall be Collateral and, if no Event of Default has occurred and is continuing, and subject to the rights of any holder of Permitted Liens, the proceeds of any insurance, and any part thereof, with respect to the Collateral may be applied by Grantor, at its option, either to the reduction of the Obligations hereby secured or to the repair or replacement of the lost or damaged Collateral - unless a Requirement of Law mandates otherwise.

     3.3.3. Further Acts by Grantor. Without limiting any of Grantor's covenants in this Security Agreement, but in addition thereto, Grantor shall, at the cost and expense of Grantor, do and undertake such further acts and execute, acknowledge and deliver such further security agreements, pledges, mortgages, assignments, notices of assignments, endorsements, statements, agreements, assurances and undertakings as Beneficiary shall reasonably require, from time to time, (1) for the better assuring and confirming unto Beneficiary its security interest in the Collateral and its rights hereby granted, and intended both now and hereafter so to be, and (2) carrying out the intention and facilitating the performance of the terms of this Security Agreement and for filing, registering and recording this Security Agreement or notice of same (e.g., Financing Statements, Control Agreements, securities filings), or for complying with all applicable Requirements of Law.

     3.3.4. Authorized Actions by Beneficiary. Grantor hereby irrevocably appoints Beneficiary as its attorney-in-fact (coupled with an interest) to (i) prior to or after the occurrence of an Event of Default, execute, deliver, and file Financing Statements covering the Collateral; and (ii) upon the occurrence of an Event of Default and during the continuance of such Event of Default, in either or both its own name or as "attorney-in-fact for Grantor" and without prior notice to and prior demand on Grantor, perform (but Beneficiary shall not be obligated to and shall incur no liability to Grantor and any third party for failure to do so) any act which Grantor is obligated by this Security Agreement to perform and any other acts which the Beneficiary deems appropriate to perfect and continue the security interests in the Collateral, unless such action is prohibited by the Subordination Agreement or by the UCC.

                       Article IV. Default and Remedies.

Section 4.1. Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

          (a) the failure of Grantor to make any payment due under any or all of the Obligations within three (3) business days after such payment first becomes due;

          (b) the occurrence of an event of default (other than a payment default) under any or all of the Obligations (as such event of default is defined in the document evidencing the applicable Obligation);

          (c) Grantor's breach of any of the material terms, conditions or covenants contained in this Security Agreement or the occurrence of some other material default under this Security Agreement; provided that Beneficiary gives notice to Grantor of such failure, identifying such notice as a default notice given pursuant to this Security Agreement, and such failure remains uncured for 30 days after Grantor's receipt of such notice (or, in the case of a failure that is not capable of being cured in such 30-day period, for such longer period as may be required for Grantor to cure such failure acting with due diligence, but in no event exceeding

     120 days), and provided further, however, that the foregoing notice and cure periods shall not apply if the breach or default is a result of any intentional breach by Grantor;

          (d) the Collateral, or any material part thereof or interest therein, is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within 30 calendar days, or if Grantor is enjoined, restrained or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon all or any material part of the Collateral or any interest therein, or if a notice of lien, levy or assessment is filed of record with respect to the Collateral, or any material part thereof or interest therein, by any person, and the same is not paid within 30 calendar days after Grantor receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Grantor;

          (e) the insolvency of Grantor or any other person obligated on any of the Obligations, or the appointment of a receiver for, or the filing of a petition of bankruptcy by or against Grantor or any other person obligated on any of the Obligations;

          (f) the execution or foreclosure on, or the giving of any notice relative to the planned execution or foreclosure on any security interest in or lien upon all or any of the Collateral, or any interest therein, to which the security interest and lien of this Security Agreement is subordinate; or

          (g) default by Grantor, or any other person obligated thereon (other than Beneficiary), in keeping, performing or observing any term, covenant, agreement or condition of any Loan Document executed or delivered by or on behalf of Grantor, or such other person, to or in favor of Beneficiary in connection with any of the Obligations.

Notwithstanding the foregoing, the failure of Grantor to make any payment under any or all of the Obligations shall not constitute an Event of Default to the extent that Beneficiary is prohibited from accepting such payment (the
"Restricted Payment Amount") pursuant to the terms of the Subordination Agreement dated as of the date hereof among Grantor, Beneficiary, and the Senior Lender.

Section 4.2. Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default under SECTION 4.1. or any other event defined in this Security Agreement as an "Event of Default", Beneficiary shall have the right to exercise the rights and remedies set forth in Sections 4.2.1. through 4.2.3., in addition to its other rights and remedies set forth in this Security Agreement and the other Loan Documents.

     4.2.1. Accelerate Obligations. Beneficiary shall have the right, at its option, to declare all amounts payable under the Obligations to be immediately due and payable, whereupon the same shall become immediately due and payable, regardless of the maturity date thereof; and, if there is more than one Obligation secured by this Security Agreement, Beneficiary may, at its option, accelerate and declare immediately due and payable all of the Obligations - as provided aforesaid, or Beneficiary may from time to time and at any number of times accelerate and declare immediately due and payable any one or more of the Obligations as Beneficiary in its discretion elects to accelerate. Also, Beneficiary shall have the right, at its option, to declare due and payable any of and all of the other indebtedness and obligations owing under this Security Agreement that are not already due hereunder.

     4.2.2. UCC Remedies. Beneficiary shall have all of the rights and remedies provided in the UCC and all of the rights and remedies otherwise provided at law and in equity, and may, without limiting and waiving in any way the foregoing, exercise any one or more of the following rights and remedies: (a) foreclose and otherwise enforce Beneficiary's security interests in any and all of the Collateral in any manner permitted by applicable Requirements of Law or this Security Agreement or under the Obligations; (b) sell and otherwise dispose of any and all Collateral at one or more public sales and at one or more private sales, whether or not such Collateral is present at the place of sale, for cash or credit, on such terms and in such manner as Beneficiary may determine; (c) require Grantor to assemble the Collateral and make it available to Beneficiary at a place to be designated by Beneficiary; (d) enter onto any land and other property where any Collateral is located and take possession of such Collateral with or without judicial process; and (e) prior to the disposition of the Collateral, store, process, repair or recondition any Collateral consisting of Goods, or otherwise prepare or preserve Collateral for disposition in any manner and to the extent Beneficiary deems appropriate.

In furtherance of Beneficiary's rights and remedies hereunder, Grantor hereby grants to Beneficiary an irrevocable, non-exclusive license (exercisable without royalty or other payment by Beneficiary) to use, license and sublicense any patent, trademark, trade name, copyright, software and other intellectual property in which Grantor now has any right, title and interest and any property in which it may in the future have any right, title and interest, together with the right of access to all tangible and electronic media in which any of the foregoing may be recorded or stored. Grantor hereby agrees: (a) that ten (10) calendar days notice of any intended sale and disposition of any Collateral is commercially reasonable; (b) that a shorter period of notice will be commercially reasonable if Beneficiary, in its opinion, deems it necessary to move more expeditiously with disposition of the Collateral and any part thereof; and (c) that the foregoing shall not require a notice if no notice is required under the UCC.

     4.2.3. Proceeds of Sale. The proceeds of any sale of, and other realization upon, all and any part of the Collateral pursuant to SECTION 4.2.2. shall be applied by Beneficiary in the following order of priorities, unless Beneficiary determines in its sole discretion to apply payments in a different order or applicable Requirements of Law require a different application of payments: first, to payment of the costs and expenses of such sale and other realization, and all expenses, liabilities and advances incurred and made by Beneficiary in connection therewith, and any other unreimbursed costs and expenses for which Beneficiary is to be reimbursed pursuant to this Security Agreement or under the Obligations; second, to the payment of unpaid principal of the Obligations; third, to the payment of accrued but unpaid interest on the Obligations; fourth, to the payment of all other amounts owing and outstanding by Grantor, and any other person obligated on any of the Obligations, under the Obligations or this Security Agreement to Beneficiary as provided herein and therein, until all the foregoing shall have been paid in full; and finally, to payment to Grantor and its successors and assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     4.2.4. Discontinuance of Proceedings; Position of Parties Restored. If Beneficiary shall have proceeded to enforce any right and remedy under this Security Agreement by foreclosure, entry and otherwise and such proceedings shall have been discontinued or abandoned for any reason, or such proceedings shall have resulted in a final determination adverse to Beneficiary, then and in every such case Grantor and Beneficiary shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Beneficiary shall continue as if no such proceedings had occurred or had been taken.

                           Article V. Miscellaneous.

Section 5.1. Incorporation of Exhibits and Recitals; Customer and Loan Numbers. All exhibits, schedules, addenda and other attachments to this Security Agreement are by this reference incorporated herein and made a part hereof as if fully set forth in the body of this Security Agreement. The recitals set forth in this Security Agreement are also a part of this Security Agreement. The Customer and Loan Numbers, if any, stated in this Security Agreement are for Beneficiary's internal business use and reference only and do not and shall not limit the scope and extent of Beneficiary's security interest or the Indebtedness secured hereby. The captions herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Security Agreement nor the intent of any provision hereof.

Section 5.2. Maintenance of Records by Beneficiary. Beneficiary is authorized to maintain, store and otherwise retain this Security Agreement in its original, inscribed tangible form or a record thereof in an electronic medium or other non-tangible medium which permits such record to be retrieved in a perceivable form; and that a n accurate record of this Security Agreement in a non-tangible medium which is retrievable in a perceivable form shall be the agreement of Grantor to the same extent as if this Security Agreement was in its original, inscribed tangible medium and such a record shall be binding on and enforceable against Grantor notwithstanding the same is in a non-tangible form and notwithstanding the signatures of the signatories hereof are electronic, typed, printed, computer generated, facsimiles or other reproductions, representations or forms.

Section 5.3. Control Agreements; Etc. Except as set forth in the Subordination Agreement, Beneficiary shall not have any obligation or responsibility to do any of the following pursuant to this Security Agreement: (a) protect or preserve the Collateral against the rights of third persons having an interest therein;
(b) subordinate its security interest in the Collateral to the interests of any third persons; or (c) enter into Control Agreements relative to the Collateral; provided, however, that nothing contained in this Section 5.3 shall be deemed to limit any provisions or duties of the Beneficiary set forth in the Stock Purchase Agreement or any employment agreement between the Grantor and any Beneficiary.

Section 5.4. No Deductions for Taxes or Withholdings; Documentary Taxes. All payments made by Grantor under this Security Agreement shall be made by Grantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, to the extent not prohibited by law and notwithstanding who is liable for payment of the taxes and fees, Grantor shall pay upon demand any intangible tax, documentary tax, stamp tax or other taxes, levies and charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon the reasonable request by Beneficiary, Grantor shall furnish evidence satisfactory to Beneficiary that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

Section 5.5. Marshalling of Assets. Grantor hereby waives, to the extent permitted by law, the benefit of all homestead, appraisal, valuation, stay, extension, reinstatement and redemption laws which are now in force and which may arise in the future and be in force, and all rights of marshalling in the event of any sale hereunder of the Collateral and any part or any interest therein. Further, Grantor hereby expressly waives on behalf of Grantor, and on behalf of each and every person acquiring any interest in and title to the Collateral subsequent to the effective date of this Security Agreement and on behalf of all other persons to the extent permitted by law, any and all rights of redemption from sale under any order or decree of foreclosure of this Security Agreement.

Section 5.6. Waiver of Statutory Rights. Grantor waives any right to require Beneficiary to bring any action against any other person and to require that resort be had to any security and to any balances of any deposit or other accounts on the books of Beneficiary in favor of any other person; and, without limiting the foregoing, but in furtherance thereof, Grantor waives any rights Grantor otherwise might have or may have in the future under the statutory provisions identified in the INFORMATION SCHEDULE (by referencing this Section), and any other laws that require or may require Beneficiary to recover against some other person, or to realize upon any security which Beneficiary holds for the Obligations.

Section 5.7. Jury; Venue; Jurisdiction. This Security Agreement shall be deemed to have been executed and delivered in the jurisdiction listed on the INFORMATION SCHEDULE as the jurisdiction whose laws govern this Security Agreement, regardless of where the signatories may be located at the time of execution, and this Security Agreement and the other Loan Documents shall be governed by and construed in accordance with the substantive laws of such jurisdiction, excluding, however, the conflict of law and choice of law provisions thereof. Notwithstanding the foregoing, to the extent any of the Collateral is located in another jurisdiction or other jurisdictions, the laws of the jurisdictions in which the Collateral is located shall govern with respect to Beneficiary's and Grantor's rights in and to Collateral located in such other jurisdictions and Beneficiary's remedies relative thereto. To the extent permitted by applicable law, each party hereby waives and agrees not to assert, by way of motion, as a defense or otherwise in any such action, any claim (i) that it is not subject to the jurisdiction of the above-named courts,
(ii) that the action is brought in an inconvenient forum, (iii) that it is immune from any legal process with respect to itself or its property, (iv) that the venue of the suit, action or proceeding is improper or (v) that this Security Agreement, or the subject matter hereof, may not be enforced in or by such courts.

Section 5.8. Cumulative Rights, etc. The rights, powers and remedies of Beneficiary under this Security Agreement shall be in addition to all rights, powers and remedies given to Beneficiary by virtue of any applicable laws and regulations, the other Loan Documents and any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised by Beneficiary from time to time and at any number of times successively, concurrently and alternatively without impairing Beneficiary's rights under this Security Agreement.

Section 5.9. No Waiver; No Course of Dealing; No Invalidity. No delay and forbearance by Beneficiary in exercising any and all of its rights and remedies hereunder and rights and remedies otherwise afforded by law and in equity shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any Event of Default as set forth herein or in the event of any subsequent Event of Default hereunder. Also, no act or inaction of Beneficiary under this Security Agreement shall be deemed to constitute or establish a "course of performance or dealing" that would require Beneficiary to so act or refrain from acting in any particular manner at a later time under similar and dissimilar circumstances. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

Section 5.10. No Oral Change. This Security Agreement may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Grantor or Beneficiary, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 5.11. Payment of Expenses. Without limiting any other provision of this Security Agreement relating to Grantor's payment of costs and expenses incurred by and on behalf of Beneficiary, but in addition thereto, Grantor shall pay to Beneficiary on demand any and all costs and expenses incurred or paid by Beneficiary and incurred or paid on behalf of Beneficiary in doing any one or more of protecting its interest in the Collateral, collecting any amount payable hereunder and secured hereby and in enforcing its rights hereunder with respect to the Collateral (including commencing any foreclosure action and prosecuting or defending any legal proceeding and equitable proceeding), together with interest thereon at the Contract Rate from the date paid or incurred by Beneficiary and paid or incurred on behalf of Beneficiary until such costs and expenses are paid by Grantor. All sums so paid and expended by Beneficiary, and the interest thereon, shall be included in the Obligations and be secured by the security interest and lien of this Security Agreement.

Section 5.12. Relationship of Parties; Successors and Assigns. The Beneficiary has no fiduciary, trust, guardian, representative, partnership, joint venturer and other similar relationship to and with Grantor pursuant to this Security Agreement, and no such relationship shall be drawn and implied from this Security Agreement or any of Beneficiary's actions or inactions hereunder and with respect hereto, and Beneficiary has no obligation to Grantor and any other person relative to administration of any of the Obligations and the Collateral, and any part or parts thereof, pursuant to this Security Agreement; provided, however, that nothing contained in this Section 5.12 shall be deemed to limit any provisions or duties of the Beneficiary set forth in the Stock Purchase Agreement or any employment agreement between the Grantor and any Beneficiary. The covenants, terms and conditions herein contained shall bind, and the benefits and powers shall inure to, the respective heirs, executors, administrators, successors and assigns of the parties hereto, as well as any persons who become bound hereto as a debtor.

Section 5.13. Notices. All notices, certificates, requests for information and other communications hereunder shall be deemed given when given in the manner provided in the Note.

Section 5.14 Cancellation of Security Agreement. If at any time during the period of this Security Agreement there are no Obligations outstanding and all obligations and other sums due and owing under this Security Agreement by Grantor have been paid and satisfied in full, Beneficiary will, upon written request of Grantor and at Grantor's costs and expense, execute and deliver to Grantor a reconveyance or satisfaction of this Security Agreement.

Section 5.15 Representative. Each Beneficiary named herein has designated and appointed James F. Soffe and his successors (the "Representative") as his representative to act in the name of, for and on behalf of each such party with respect to any and all matters relating to this Security Agreement. Each and every act of Representative shall be in the name of, for and on behalf of such parties and shall bind each of the Beneficiaries. All notices to and consents of the Beneficiaries permitted or required hereunder shall be delivered to or obtained from the Representative and such notices and consents shall be deemed notices to and consents of each of the Beneficiaries.


     (SIGNATURES BEGIN ON THE NEXT PAGE, FOLLOWED BY INFORMATION SCHEDULE,
                               ATTACHMENTS, ETC.)

The undersigned has executed this Security Agreement as of the effective date set forth in the INFORMATION SCHEDULE.



MJS Acquisition Company                    Witness:

By:  /s/ Robert W. Humphreys               /s/ Melinda Davis-Lux
     --------------------------------      -----------------------------------
Print Name: Robert W. Humphreys            Print Name:  Melinda Davis-Lux
Title:  President and CEO


                          SECURITY AGREEMENT SUPPLEMENT
                             & INFORMATION SCHEDULE


------------------------------------------------- --------------------------------------------------------------------
                    Subject                                                   Information
------------------------------------------------- --------------------------------------------------------------------

------------------------ ------------------------ --------------------------------------------------------------------

------------------------ ------------------------ --------------------------------------------------------------------

------------------------ ------------------------ --------------------------------------------------------------------
EFFECTIVE DATE OF                                 DATE:   OCTOBER 3, 2003
SECURITY AGREEMENT
------------------------ ------------------------ --------------------------------------------------------------------

------------------------ ------------------------ --------------------------------------------------------------------
Grantor:                 Full Legal Name:         MJS Acquisition Company
------------------------ ------------------------ --------------------------------------------------------------------
                         Street Address:          100 West Pine Street
                         ------------------------ --------------------------------------------------------------------
                         P.O. Box:
                         ------------------------ --------------------------------------------------------------------
                         City:                    Maiden
                         ------------------------ --------------------------------------------------------------------
                         State:                   NC
                         ------------------------ --------------------------------------------------------------------
                         Zip Code:                28650
                         ------------------------ --------------------------------------------------------------------

                         ------------------------ --------------------------------------------------------------------
                         Type of Organization:    Corporation
                         ------------------------ --------------------------------------------------------------------
                         State of Organization:   North Carolina
                         ------------------------ --------------------------------------------------------------------
                         Identification No.
                         (Tax or SS#):
                         ------------------------ --------------------------------------------------------------------

                         ------------------------ --------------------------------------------------------------------
                         Chief Executive Office:
                         ------------------------ --------------------------------------------------------------------
                         Places of Business       1.

                         ------------------------ ---- ---------------------------------------------------------------
                         Trade Names:             1.

                         ------------------------ ---- ---------------------------------------------------------------

                         ------------------------ --------------------------------------------------------------------
                         Contact Person:
                         ------------------------ --------------------------------------------------------------------
                         Telephone Number:
                         ------------------------ --------------------------------------------------------------------
                         Facsimile Number:
                         ------------------------ --------------------------------------------------------------------
                         Email Address:
                         ------------------------ --------------------------------------------------------------------

------------------------ ------------------------ --------------------------------------------------------------------

------------------------ ------------------------ --------------------------------------------------------------------
                         Chief Executive Office:
                         ------------------------ --------------------------------------------------------------------
                         Places of Business:      1.

                         ------------------------ ---- ---------------------------------------------------------------
                         Trade Names:             1.

------------------------ ------------------------ ---- ---------------------------------------------------------------
Beneficiaries:           Full Name:               James F. Soffe
------------------------ ------------------------ --------------------------------------------------------------------
                         Street Address:          1414 Lakeview Drive
------------------------ ------------------------ --------------------------------------------------------------------
                         P.O. Box:
------------------------ ------------------------ --------------------------------------------------------------------
                         City:                    Fayetteville
------------------------ ------------------------ --------------------------------------------------------------------
                         State:                   NC
------------------------ ------------------------ --------------------------------------------------------------------
                         Zip Code:                28305
------------------------ ------------------------ --------------------------------------------------------------------



------------------------ ------------------------ --------------------------------------------------------------------
                         Full Name:               John D. Soffe
------------------------ ------------------------ --------------------------------------------------------------------
                         Street Address:          309 Sylvan Road
------------------------ ------------------------ --------------------------------------------------------------------
                         P.O. Box:
------------------------ ------------------------ --------------------------------------------------------------------
                         City:                    Fayetteville
------------------------ ------------------------ --------------------------------------------------------------------
                         State:                   NC
------------------------ ------------------------ --------------------------------------------------------------------
                         Zip Code:                28305
------------------------ ------------------------ --------------------------------------------------------------------

------------------------ ------------------------ --------------------------------------------------------------------
                         Full Name:               Anthony M. Cimaglia
------------------------ ------------------------ --------------------------------------------------------------------
                         Street Address:          600 Forest Lake Road
                         ------------------------ --------------------------------------------------------------------
                         P.O. Box:
                         ------------------------ --------------------------------------------------------------------
                         City:                    Fayetteville
                         ------------------------ --------------------------------------------------------------------
                         State:                   North Carolina
                         ------------------------ --------------------------------------------------------------------
                         Zip Code:                28305
                         ------------------------ --------------------------------------------------------------------

                         ------------------------ --------------------------------------------------------------------
                         Contact Person:
                         ------------------------ --------------------------------------------------------------------
                         Telephone Number:
                         ------------------------ --------------------------------------------------------------------
                         Facsimile Number:
                         ------------------------ --------------------------------------------------------------------
                         Email Address:
                         ------------------------ --------------------------------------------------------------------

                         ------------------------ --------------------------------------------------------------------

------------------------ ------------------------ --------------------------------------------------------------------
OBLIGATIONS:                                      In this  Security  Agreement,  the term  "Obligations"  shall mean, and this Security  Agreement  secures  payment and  performance of, among other  indebtedness and obligations as provided herein,  each and all of the  following:  (1) the  indebtedness  evidenced by the promissory  note  dated  as of the  date  hereof  from  Grantor  to
                                                  Beneficiary, and extensions, renewals,  modifications,  amendments, substitutions and replacements  therefor and thereof,  in whole and in  part,  (2) the  obligation  of  Grantor  to pay the  Additional
                                                  Consideration  (as  defined  in  the  Amended  and  Restated  Stock
                                                  Purchase   Agreement   dated   as  of  the  date   hereof   between
                                                  Beneficiary,   Grantor   and   other   parties   ("Stock   Purchase
                                                  Agreement") to Beneficiary and (3) the  obligations  under the Deed of Trust  (whether one or more)  executed by Grantor  dated of even date herewith in favor of Beneficiary ("Deeds of Trust").

------------------------ ------------------------ --------------------------------------------------------------------

------------------------ ------------------------ --------------------------------------------------------------------

Collateral:              Type (see ATTACHMENT 1   [x]   Non-Consumer Goods
                         for more particular
                         description):
------------------------ ------------------------ ----- --------------------------------------------------------------

                                  [x] Accounts
------------------------ ------------------------ ----- --------------------------------------------------------------

                                                  [x]   General Intangibles
------------------------ ------------------------ ----- --------------------------------------------------------------

                                                  [x]   Instruments, Chattel Paper or Documents
------------------------ ------------------------ ----- --------------------------------------------------------------

                                                  [x]   Investment Property and Financial Assets
------------------------ ------------------------ ----- --------------------------------------------------------------

                                                  [x]   Deposit Accounts
------------------------ ------------------------ ----- --------------------------------------------------------------

                                                  [x]   Letters   of  Credit  or
Letter of Credit Rights
------------------------ ------------------------ ----- --------------------------------------------------------------

                                                  [x]   All Personal Property
------------------------ ------------------------ ----- --------------------------------------------------------------

------------------------ ------------------------ --------------------------------------------------------------------
Permitted Liens:                                  1.    The Senior  Lien (as  defined in that  certain  Subordination
                                                        Agreement,  dated as of  October  3,  2003,  among  Grantor,

                                       2

                                                        Delta Apparel,  Inc.,  Beneficiary and Senior Lender,  as the
                                                        same may be  amended,  restated,  supplemented  or  otherwise modified  from  time  to  time)  subject  to  the  terms  and
                                                        conditions  set  forth  therein,   all  security   interests,
                                                        mortgages,  pledges,  liens,  charges, and other encumbrances that exist as of the date  hereof and are not  satisfied  and released  on the date  hereof,  and all  security  interests, mortgages,  pledges,  liens,  charges, and other encumbrances that  are  permitted  pursuant  to  Section  3.2(n)  of  this
                                                        Security  Agreement,  all subject,  however, to the terms and provisions of the Subordination Agreement referenced above.
------------------------ ------------------------ ----- --------------------------------------------------------------

------------------------ ------------------------ --------------------------------------------------------------------
Jurisdiction whose                                State: North Carolina
Laws Govern Security
Agreement
------------------------ ------------------------ --------------------------------------------------------------------

------------------------ ------------------------ --------------------------------------------------------------------

------------------------ ------------------------ --------------------------------------------------------------------
Additional Information:
------------------------ ------------------------ --------------------------------------------------------------------

------------------------ ------------------------ --------------------------------------------------------------------

------------------------ ------------------------ --------------------------------------------------------------------
GRANTOR'S ACKNOWLEDGMENT:
------------------------------------------------- --------------------------------------------------------------------


                                  ATTACHMENT 1
                                       TO
                               SECURITY AGREEMENT
                           (DESCRIPTION OF COLLATERAL)



         All Assets. All accounts, as-extracted collateral, cash proceeds, chattel paper, commercial tort claims, deposit accounts, documents, equipment, farm products, fixtures, financial assets, general intangibles, goods, instruments, inventory, investment property, letter of credit rights, letters of credit, money, non-cash proceeds, proceeds, software, supporting obligations and other personal property, both now existing and hereafter existing, acquired and arising, owned by Grantor and in which Grantor has any property rights and benefits, of whatsoever kind and description, wheresoever located and inclusive of property in Grantor's constructive possession and control, property in the Grantor's actual possession and control and property in the possession and control of a third person for and on behalf of Grantor; excluding, however, the rights and interests of Grantor under that certain Amended and Restated Stock Purchase Agreement dated as of the date hereof (the "Stock Purchase Agreement") among Grantor, Beneficiary, Delta Apparel, Inc., and M. J. Soffe Co. and under all other Related Agreements (as defined in the Stock Purchase Agreement) to which it is a party, and, without limiting the foregoing but in furtherance thereof, the following now existing and hereafter acquired and arising property and property rights and benefits, together with all replacements, substitutions, additions, accessions, products and proceeds thereof and of anything described herein:

     (a) all Accounts (which shall include all present and future rights of Grantor to payment of a monetary obligation, whether or not earned by performance, which is not evidenced by chattel paper or an instrument, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, (c) for a secondary obligation incurred or to be incurred, or (d) arising out of the use of a credit or charge card or information contained on or for use with the card);

     (b) all general intangibles, including, without limitation, all Intellectual Property (which shall include Grantor's now owned and hereafter arising or acquired: patents, patent rights, patent applications, copyrights, works which are the subject matter of copyrights, copyright registrations, trademarks, trade names, trade styles, trademark and service mark applications, and licenses and rights to use any of the foregoing; all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing; all rights to sue for past, present and future infringement of any of the foregoing; inventions, trade secrets, formulae, processes, compounds, drawings, designs, blueprints, surveys, reports, manuals, and operating standards; goodwill (including any goodwill associated with any trademark or the license of any trademark); customer and other lists in whatever form maintained; and trade secret rights, copyright rights, rights in works of authorship, domain names and domain name registrations; software and contract rights relating to computer software programs, in whatever form created or maintained);

     (c) all goods, including, without limitation, Inventory (which shall include mean all of Grantor's now owned and hereafter existing or acquired goods, wherever located, which (a) are leased by Grantor as lessor; (b) are held by Grantor for sale or lease or to be furnished under a contract of service; (c) are furnished by Grantor under a contract of service; or (d) consist of raw materials, work in process, finished goods or materials used or consumed in its business) and Equipment (which shall mean shall mean all of Grantor's now owned and hereafter acquired equipment, wherever located, including machinery, data processing and computer equipment and computer hardware and software (whether owned or licensed, and including embedded software), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located;

     (d) all Real Property (all now owned and hereafter acquired real property of Grantor, including leasehold interests, together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located, including the real property and related assets) and fixtures;

     (e) all chattel paper including, without limitation, all tangible and electronic chattel paper;

     (f) all instruments including, without limitation, all promissory notes;

     (g) all documents;

     (h) all deposit accounts;

     (i) all letters of credit, banker's acceptances and similar instruments and including all letter-of-credit rights;

     (j) all supporting obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables (which shall mean all of the following now owned or hereafter arising or acquired property of Grantor: (a) all Accounts; (b) all amounts at any time payable to Grantor in respect of the sale or other disposition by Grantor of any Account or other obligation for the payment of money; (c) all interest, fees, late charges, penalties, collection fees and other amounts due or to become due or otherwise payable in connection with any Account; (d) all payment intangibles of Grantor, letters of credit, indemnities, guarantees, security or other deposits and proceeds thereof issued payable to Grantor or otherwise in favor of or delivered to Grantor in connection with any Account; or
(e) all other accounts, contract rights, chattel paper, instruments, notes, general intangibles and other forms of obligations owing to Grantor, whether from the sale and lease of goods or other property, licensing of any property (including Intellectual Property or other general intangibles), rendition of services or from loans or advances by Grantor or to or for the benefit of any third person (including loans or advances to any affiliates or subsidiaries of Grantor) or otherwise associated with any Accounts, Inventory or general intangibles of Grantor (including, without limitation, choices in action, causes of action, tax refunds, tax refund claims, any funds which may become payable to Grantor in connection with the termination of any employee benefit plan ("Plan") and any other amounts payable to Grantor from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, casualty or any similar types of insurance and any proceeds thereof and proceeds of insurance covering the lives of employees on which Grantor is a beneficiary) and other Collateral, including (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (ii) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (iv) deposits by and property of account debtors or other persons securing the obligations of account debtors;

     (k) all (i) investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and (ii) monies, credit balances, deposits and other property of Grantor now or hereafter held or received by or in transit to Beneficiary or at any depository or other institution from or for the account of Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

     (l) all commercial tort claims;

     (m) to the extent not otherwise described above, all Receivables;

     (n) all Records (which shall mean all of Grantor's present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of Grantor with respect to the foregoing maintained with or by any other person); and

     (o) all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral.

                                  ATTACHMENT 2
                                       TO
                               SECURITY AGREEMENT
                                  (DEFINITIONS)

IN THIS SECURITY AGREEMENT, THE TERMS DEFINED BELOW SHALL HAVE THE MEANINGS ASCRIBED THERETO AS SET FORTH BELOW:

         (a) "Accounts" shall have the meaning given to that term in ATTACHMENT 1 to this Security Agreement, if defined therein, otherwise the meaning given to that term in the UCC;

         (b)  "Collateral"  shall have the meaning given to that term in SECTION
2.1. of this Security Agreement and shall include, without limitation, proceeds, products and as-extracted collateral thereof and any additions and accessions thereto;

         (c) "Contract Rate" shall mean the contract rate at which interest accrues from time to time on the Obligations hereby secured;

         (d) "Control Agreement" shall have the meaning given to that term in ATTACHMENT 1 to this Security Agreement, if defined therein, otherwise the meaning given to that term in the UCC;

         (e) "Deposit Account" shall have the meaning given to that term in ATTACHMENT 1 to this Security Agreement, if defined therein, otherwise the meaning given to that term in the UCC;

         (f) "Equipment" shall have the meaning given to that term in ATTACHMENT 1 to this Security Agreement, if defined therein, otherwise the meaning given to that term in the UCC;

         (g) "Financial Assets" shall have the meaning given to that term in ATTACHMENT 1 to this Security Agreement, if defined therein, otherwise the meaning given to that term in the UCC;

         (h) "Financing Statement" shall have the meaning given to such term under the UCC and shall include original (or initial), continuation, amendment, release, termination and other forms or types of statements permitted to be filed or recorded pursuant to the UCC;

         (i) "General Intangibles" shall have the meaning given to that term in ATTACHMENT 1 to this Security Agreement, if defined therein, otherwise the meaning given to that term in the UCC;

         (j) "Grantor" shall have the meaning given to that term in the introductory paragraph of this Security Agreement and shall include successors and permitted assigns. The identity of Grantor as of the effective date of this Security Agreement is more particularly set forth on the INFORMATION SCHEDULE annexed to this Security Agreement;

         (k) "Guaranty" shall mean that certain Guaranty executed by Delta Apparel, Inc. in favor of James F. Soffe, John D. Soffe and Anthony M. Cimaglia dated as of October 3, 2003.

         (l)   "Information   Schedule"  shall  mean  the  "Security   Agreement
Supplement & Information Schedule" annexed to this Security Agreement;

         (m) "Inventory" shall have the meaning given to that term in ATTACHMENT 1 to this Security Agreement, if defined therein, otherwise the meaning given to that term in the UCC;

         (n) "Investment Property" shall have the meaning given to that term in ATTACHMENT 1 to this Security Agreement, if defined therein, otherwise the meaning given to that term in the UCC;

         (o) "Letter of Credit" shall have the meaning given to that term in ATTACHMENT 1 to this Security Agreement, if defined therein, otherwise the meaning given to that term in the UCC;

         (p) "Loan Documents" shall mean this Security Agreement, the Note, the Pledge Agreement, the Guaranty with respect to, and to the extent related to, the Note and the Additional Consideration, and the Deeds of Trust, all schedules and exhibits to the foregoing, and all Financing Statements related to the foregoing.

         (q) "Note" shall mean the promissory note dated October 3, 2003 from MJS Acquisition Company to Beneficiary, and extensions, renewals, modifications, amendments, substitutions and replacements therefor and thereof.

         (r) "Obligations" shall have the meaning given to that term in the INFORMATION SCHEDULE;

         (s) "Permitted Liens" shall mean liens so designated on the INFORMATION SCHEDULE;

         (t) "Pledge Agreement" shall mean that certain Pledge Agreement by and between Delta Apparel, Inc. in favor of James F. Soffe, John D. Soffe and Anthony M. Cimaglia dated October 3, 2003;

         (u) "Real Property" shall mean the parcels of land described on the INFORMATION SCHEDULE;

         (v) "Requirement of Law" shall mean as to any person, the certificate of incorporation and by-laws or other organizational or governing documents of such person, and any law, treaty, rule and regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such person or any of its properties or to which such person or any of its properties is subject, whether individually or jointly with another person or persons;

         (w) "Security Agreement" means this Security Agreement, as renewed, extended, amended, modified, supplemented and restated from time to time;

         (x) "Senior Indebtedness" means the indebtedness and availability of Delta Apparel, Inc. or Grantor as of the date hereof (plus, with respect to the availability of Grantor, an additional $2,500,000 that may become available under Grantor's credit facility at the option of Grantor) with respect to borrowed money under credit facilities with banks or other financial institutions that bear either a fixed or variable rate of interest and are secured by a first lien on the assets of Delta Apparel, Inc. (the term loan portion of which shall not exceed $10,000,000 in the aggregate) or Grantor, and renewals, extensions, refinancings and replacements thereof (the term loan portion of which, with respect to Delta Apparel, Inc., shall not exceed $10,000,000 in the aggregate).

(y)  "Senior   Lender"  means  the  lender  or  lenders   providing  the  Senior
Indebtedness and any agent acting on behalf of all or any of the foregoing.

         (z) "State" shall mean or reference one or more of the fifty (50) States that make up the United States of America, the District of Columbia, Puerto Rico, the United States Virgin Islands, or any territory or insular possession subject to the jurisdiction of the United States of America;

         (aa) "UCC" shall mean the Uniform Commercial Code as in effect, from time to time, in the State whose laws govern this Security Agreement.